Vessel Sales and Asset Impairments	6 Months Ended
Jun. 30, 2013
Property Plant And Equipment [Abstract]
Vessel Sales and Asset Impairments

6. Vessel Sales and Asset Impairments

a) Vessel Sales

During the six months ended June 30, 2013, the Company sold a 1992-built shuttle tanker, a 1992-built conventional tanker, a 1995-built conventional tanker and a 1998-built conventional tanker, that were part of the Company’s shuttle tanker and conventional tanker segments. Three of these vessels were classified as held for sale on the consolidated balance sheet as at December 31, 2012, with their net book values written down to their sale proceeds net of cash outlays to complete the sales. All of the vessels were older vessels that the Company disposed of in the ordinary course of business.

During the three and six months ended June 30, 2013, the Company sold sub-sea equipment from the Petrojarl I FPSO unit that is part of the Company’s FPSO segment. The Company realized a gain of $1.3 million from the sale of the equipment.

During the three and six months ended June 30, 2012, the Company sold a 1997-built conventional tanker that was part of the Company’s conventional tanker segment. The Company realized a loss of $2.2 million from the sale of the conventional tanker.

b) Loan Loss Provisions and Asset Impairments

In February 2011, Teekay made a $70 million term loan (or the 2011 Loan) to an unrelated ship-owner of a 2011-built Very Large Crude Carrier (or VLCC). The 2011 Loan bears interest at 9% per annum, which is payable quarterly. The 2011 Loan is repayable in full in February 2014. The 2011 Loan is collateralized by a first-priority mortgage on the VLCC, together with other related collateral. In July 2010, the Company’s subsidiary Teekay Tankers Ltd. (or Teekay Tankers) acquired two term loans with a total principal amount outstanding of $115.0 million for a total cost of $115.6 million (the Loans). The Loans bear interest at an annual interest rate of 9% per annum. The Loans were payable in full at maturity in July 2013. The Loans are collateralized by first-priority mortgages on two 2010-built VLCCs owned by a shipowner based in Asia, together with other related security. During the three and six months ended June 30, 2013, the Company recorded $7.0 million and $10.2 million, respectively, of allowances in respect of its investments in the three term loans. The term loan borrowers are facing financial difficulty and have been in default on their interest payment obligations since January 31, 2013, and subsequently, in default on the repayment of the loan principal for the two loans maturing in July 2013. The Company has assumed commercial and technical management of two of the three vessels which collateralize the loans. The Company reduced the net carrying amount of the investments in term loans, including accrued interest income, as the expected future cash flows and the value of the underlying collateral declined further during the three and six-month periods ended June 30, 2013. The net carrying amount of the impaired loans consists of the present value of expected future cash flows at June 30, 2013, and will be adjusted each subsequent reporting period to reflect any changes in the present value of expected future cash flows.

During the three months ended June 30, 2012, the Company decided to pursue the sale of a 1992-built shuttle tanker and thus, wrote down the carrying value of the vessel to fair value, which was the estimated sales price of the vessel. The Company subsequently sold the vessel in early August 2012. The Company’s consolidated statement of income (loss) for the three and six months ended June 30, 2012 includes a $1.0 million write-down related to this vessel. The write-down is included within the Company’s shuttle tanker segment.